UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTXXX

Putnam Tax Exempt Money Market Fund

Semiannual report 3|31|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt Money
Market Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment, and it is possible to lose money by investing in this fund. The effects of inflation may erode the value of your investment over time. The values of money market investments usually rise and fall in response to changes in interest rates. Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios.

The fund seeks to earn as high a rate of current income exempt from federal income taxes as Putnam believes is consistent with preservation of capital and maintenance of liquidity. In short, the fund aims to provide tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for a “rainy day” while earning tax-favored income.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s or note’s yield divided by “one minus the tax rate.” For example, if a municipal note’s yield is 1%, then its tax-equivalent yield is 1.8%, assuming the maximum 43.4% federal tax rate for 2013.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and investment return will fluctuate, and you may have a gain or loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 11-12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 43.40% federal income tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

* Returns for the six-month period are not annualized, but cumulative.

4	Tax Exempt Money Market Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the six months ended March 31, 2013?

Joanne: The financial markets saw broad improvement, as fears waned over the prospect of the eurozone’s demise and economic data suggested that China’s economy was beginning to reaccelerate. U.S. economic growth, bolstered by a recovering housing market, continued to show more strength, and corporations posted healthy profits. Japan also experienced a jolt of new life this past December in the wake of national elections and the installation of new political leadership, which raised hopes that an area marked by protracted economic and market weakness would see improvement. Economic weakness in Latin America, most notably in Brazil, and the Cyprus banking crisis did cause some unease in the final months of the reporting period, but investors were decidedly in a more upbeat mood.

How did Putnam Tax Exempt Money Market Fund perform in this environment?

Jonathan: With the Federal Reserve’s efforts to stimulate economic growth by holding the benchmark federal funds rate near 0%, where it has remained since December 2008, there was limited volatility across the money market sectors. Thus, Putnam Tax Exempt Money Market Fund delivered performance that was generally in line with this interest-rate environment and the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

Tax Exempt Money Market Fund	5

average return for its Lipper peer group for the six months ended March 31, 2013.

Could you bring us up to date with regard to the Securities and Exchange Commission’s [SEC’s] efforts to improve the functioning of the money markets?

Joanne: The SEC strongly believes that retail and institutional money market funds still remain a concern with regard to the stability of the financial system. Regulators feel that the amendments to Rule 2a-7 under the Investment Company Act of 1940 that were implemented three years ago did not go far enough to avoid major market disruptions, such as we saw in September 2008, when the value of the Reserve Primary Fund’s shares fell below $1.00 and precipitated a surge in money market redemptions.

Last year, the SEC laid out three proposals to further reform the money market sector. They included imposing a floating net asset value [NAV] on money market funds, meaning that funds would no longer rely upon amortized cost pricing and would convert to a mark-to-market model as used in other mutual funds. The second proposal would require money market funds to maintain a capital buffer, which would be funded either by the fund’s adviser injecting capital into a fund or the fund withholding earnings from investors in order to build a cushion over time. The third proposal would require funds to hold back a stated percentage of any redemption being made, which would be returned after a period of time.

These proposals were tabled in August 2012, as the SEC did not have the necessary votes to pass the measures. In addition to being expensive and difficult to implement, there was some debate as to whether these solutions would adequately reduce the propensity of institutional money market

Allocations are represented as a percentage of portfolio market value. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Tax Exempt Money Market Fund

fund investors to withdraw their investments in a financial crisis. Subsequently, as a result of the Dodd-Frank Financial Reform Act, the Financial Stability Oversight Council [FSOC] was created in part to recommend financial reforms and encourage the SEC to propose and/or adopt such reforms. Another option that was recently introduced by regulators would impose redemption fees at times of market stress to limit shareholder redemptions. At some point this year, new regulations — initiated by either the SEC or FSOC — may be enacted. We’ll continue to closely monitor developments and their impact on our shareholders.

How did the recent tax policy changes affect the tax-exempt money market?

Jonathan: On January 1, 2013, Congress passed a bill that brought temporary clarity to the tax landscape and delayed automatic spending cuts for two months. The top federal income tax rates for most individuals earning more than $400,000 and couples earning more than $450,000 will rise to 39.6% for tax year 2013. In addition, taxpayers with incomes above those thresholds are subject to a 20% tax rate on long-term capital gains and qualified dividends, up from 15%. Once the new Medicare net investment income surtax is factored in, the effective tax rate can be as high as 23.8%. The legislation also phases out certain itemized deductions and personal exemptions for most individuals and

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of portfolio market value. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Tax Exempt Money Market Fund	7

couples with incomes above $250,000 and $300,000, respectively, but these provisions do not limit the exemption for interest earned from tax-exempt money market securities.

The key takeaways are that higher income earners will generally face higher tax burdens in 2013, and while broader tax reform is still a possibility, for the near term tax rates are now a known entity. It’s hard to predict whether changes to the tax-exempt status of tax-free money market securities will reenter Congressional negotiations over the coming months, but the tax changes now in effect will likely keep tax-free money market securities’ income attractive as part of a well-diversified portfolio.

While investors now have more near-term certainty on tax rates for 2013, there is still much to be resolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could impact tax-free investment strategies. In our estimation, all of these factors could influence the value of the exemption, the availability of tax-free money market securities, and the transfer of federal dollars to state and local municipalities, which could negatively impact the credit quality of tax-free money market securities. We are monitoring the situation closely and will continue to keep our shareholders apprised of developments.

What was your strategy to capture tax-free income in such a low-rate environment?

Joanne: We are primarily investing in VRDNs [variable-rate demand notes], which are brought to market with a long-term maturity and a daily or weekly put feature that allows the security to be money-market-eligible. Many of these securities have credit and liquidity enhancements from what we believe are strong commercial banks and solid municipal issuers in the health and education sectors. Commercial banks act as third-party credit support, which translates into a reduced credit risk to the fund, since another entity is providing credit and liquidity protection for interest and principal payments.

Which fund holdings exemplified your strategy during the period?

Jonathan: The fund’s significant positioning in shorter maturity, liquid VRDNs helped to keep the portfolio flexible and more sensitive to potential increases in interest rates. The fund’s VRDN exposure offers what we believe is valuable geographic and industry diversification.

Several large, creditworthy banks, such as JPMorgan Chase, Northern Trust, and Toronto Dominion Bank, provided credit and liquidity enhancements for the fund’s VRDNs. Looking at underlying bank fundamentals, we believe we are seeing a relatively stable picture. We think asset-quality measures are showing improving trends, and profits are being retained and are helping to maintain and restore capital levels. In our opinion, these positive developments are somewhat offset by the banks’ underlying revenue weakness resulting from soft loan demand, pressured interest margins, and ongoing regulatory pressure on the fee business.

The City of Columbus Sewer System, which issued the Sanitary Sewer Enterprise of Columbus, Ohio VRDNs, essentially holds a service monopoly in a market with a large, diverse population of approximately one million. Columbus has an unemployment rate below the national average and has seen its population grow by 10% during the past three decades. We believe the utility has strong liquidity driven by its full rate-setting autonomy and adequate debt service coverage provided by incoming revenues. We think that these strengths outweigh any credit weaknesses related to the utility’s large leverage position.

8	Tax Exempt Money Market Fund

The fund also held investments in VRDNs issued by the BJC Health System, which consists primarily of 13 hospitals serving St. Louis, southern Illinois, and mid/western Missouri. Their flagship hospitals, Barnes-Jewish and St. Louis Children’s, are teaching facilities for the Washington University School of Medicine. The system has a national reputation for clinical excellence in a number of high-end services, including primary care and wellness programs.

We also found attractive opportunities in short-term debt issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These VRDNs are guaranteed for certain types of municipal projects, which grants their tax-free status, and are backed by the U.S. Treasury much the way banks provide a guaranty on liquidity and principal. Thus, we deemed these VRDNs to be minimal credit risk investments under SEC Rule 2a-7 for money market funds.

The fund’s investments in the fixed-rate municipal commercial paper sector added limited duration [a measure of the fund’s sensitivity to changes in interest rates] and further diversification to the portfolio. We purchased tax-free commercial paper issued by the Curators of the University of Missouri, a public research university. This university, also known as “Mizzou,” operates four main campuses and is one of only six public universities in the United States with a school of medicine, veterinary medicine, engineering, agriculture, and law all on one campus. Mizzou’s application rate has been increasing, and university officials are projecting that trend to continue over the next five years despite stagnant demographics related to graduating high school seniors across the state. We think that Mizzou’s position as a leading research institution in the state will continue to attract strong student demand.

Are U.S. interest rates likely to remain “range-bound”?

Joanne: In our opinion, it appears likely that short-term interest rates will remain in a range for the near future until we see evidence of a shift in Fed monetary policy. The Federal Reserve launched “QE3” in September 2012, a bond-buying program authorized to purchase up to $40 billion of agency mortgage-backed securities per month. Not long after, in December, the Fed replaced the expiring “Operation Twist” with an additional unlimited round of easing, targeting up to $45 billion worth of intermediate- and longer-term Treasuries per month — with no apparent intent of stopping so long as inflation remains below 2.5% and unemployment stays above 6.5%. These kinds of explicit targets are rare coming from the Fed and, we believe, provide some welcome insight as to when the Fed is likely to begin shifting to a more neutral monetary stance. With the March 2012 unemployment rate at 7.6%, we believe a near-term change by the Fed is unlikely.

Given the challenges of a low-interest-rate environment, we will continue to maintain the fund’s conservative positioning with a bias toward safety and liquidity as we search for tax-free income further out on the tax-exempt money market yield curve.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Tax Exempt Money Market Fund	9

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Tax Exempt Money Market Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative Lipper returns For periods ended 3/31/13

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market
	Money Market Fund	Funds category average*

Annual average
(life of fund, since 10/26/87)	2.38%	2.43%

10 years	11.23	11.26
Annual average	1.07	1.07

5 years	1.32	1.45
Annual average	0.26	0.29

3 years	0.05	0.06
Annual average	0.02	0.02

1 year	0.01	0.01

6 months	0.00	0.01

Current yield (end of period)

Current 7-day yield
(with expense limitation)[1]	0.01	N/A

Taxable equivalent[2]	0.02	N/A

Current 7-day yield
(without expense limitation)	–0.52	N/A

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge.

For a portion of the periods, this fund had expense limitations, without which returns and yields would have been lower.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 87, 87, 83, 77, 56 and 22 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 43.40% 2013 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Tax Exempt Money Market Fund	11

Fund distribution information For the six-month period ended 3/31/13

Distributions	Class A

Number	6

Income*	$0.000050

Capital gains†	—

Total	$0.000050

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Net expenses for the fiscal year ended 9/30/12*	0.55%

Total annual operating expenses for the fiscal year ended 9/30/12	0.58%

Annualized expense ratio for the six-month period ended 3/31/13†	0.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/14.

† Reflects a voluntary waiver of certain fund expenses.

12	Tax Exempt Money Market Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*†	$0.60

Ending value (after expenses)	$1,000.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*†	$0.61

Ending value (after expenses)	$1,024.33

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax Exempt Money Market Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Tax Exempt Money Market Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax Exempt Money Market Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Tax Exempt Money Market Fund

The fund’s portfolio 3/31/13 (Unaudited)

Key to holding’s abbreviations
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset every one or seven
Association Collateralized	days. The rate shown is the current interest rate at the
LOC Letter of Credit	close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.9%)*	Rating**	Principal amount	Value

California (7.1%)
CA Edl. Fac. Auth. VRDN (Stanford U.), Ser. L,
0.11s, 10/1/22	VMIG1	$800,000	$800,000

CA Hlth. Fac. Fin. Auth. VRDN (Scripps Hlth.),
Ser. B, 0.1s, 10/1/42	VMIG1	500,000	500,000

CA Statewide Cmnty. Dev. Auth. VRDN (Kaiser
Permanente), Ser. E, 0.11s, 11/1/36	A–1	500,000	500,000

San Francisco City & Cnty., Multi-Fam. Hsg. VRDN,
Ser. A, FHLMC Coll., 0.1s, 8/1/30	A–1+	1,200,000	1,200,000

			3,000,000
Connecticut (1.7%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-1, 0.14s, 7/1/36	VMIG1	700,000	700,000

			700,000
Delaware (1.7%)
DE State Hlth. Facs. Auth. VRDN (Christiana
Care), Ser. A, 0.14s, 10/1/38	VMIG1	700,000	700,000

			700,000
Georgia (2.8%)
Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.14s, 1/1/34	A–1+	1,170,000	1,170,000

			1,170,000
Idaho (1.8%)
ID State U. Foundation VRDN (E & Thelma
Stephens Project), Ser. L, 0.14s, 5/1/21 (Wells
Fargo Bank N.A. (LOC))	VMIG1	750,000	750,000

			750,000
Illinois (7.8%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.14s,
12/1/32 (U.S. Bank, N.A. (LOC))	A–1+	855,000	855,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.14s, 7/1/33 (Northern Trust Co. (LOC))	VMIG1	900,000	900,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open
Lands), 0.14s, 8/1/33 (Northern Trust Co. (LOC))	A–1+	800,000	800,000

IL Fin. Auth. VRDN (U. of Chicago), Ser. B,
0.13s, 7/1/34	VMIG1	700,000	700,000

			3,255,000
Indiana (3.1%)
IN State Dev. Fin. Auth. Ed. Fac. VRDN
(IN Museum of Art), 0.12s, 2/1/39 (JPMorgan
Chase Bank, N.A. (LOC))	VMIG1	800,000	800,000

Indianapolis Multi-Fam. Hsg. VRDN (Capital Place-
Covington), FNMA Coll., 0.12s, 5/15/38	A–1+	500,000	500,000

			1,300,000

Tax Exempt Money Market Fund	17

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Maryland (3.9%)
County of Howard Commercial Paper, Ser. 2011,
0.12s, 4/3/13	P–1	$750,000	$750,000

Johns Hopkins University Commercial Paper,
Ser. C, 0.17s, 6/19/13	P–1	750,000	750,000

MD State Trans. Auth. VRDN (Baltimore/
WA Arpt.), Ser. A, 0.11s, 7/1/13 (State Street
Bank & Trust Co. (LOC))	VMIG1	135,000	135,000

			1,635,000
Massachusetts (6.5%)
MA State VRDN (Construction Loan), Ser. A,
0.14s, 3/1/26	VMIG1	600,000	600,000

MA State Hlth. & Edl. Fac. Auth. VRDN
(Wellesley College), Ser. G, 0.13s, 7/1/39	VMIG1	585,000	585,000
(Partners Hlth. Care Syst.), Ser. D-5,
0.12s, 7/1/17	VMIG1	800,000	800,000

Massachusetts Hlth. & Edl. Fac. Auth. Commercial
Paper (Harvard U.), Ser. EE, 0.12s, 4/2/13	P–1	750,000	750,000

			2,735,000
Minnesota (5.0%)
Anoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.13s, 8/1/14 (Wells
Fargo Bank N.A. (LOC))	A–1+	400,000	400,000

Minnetonka, Hsg. Fac. VRDN (Beacon Hill), FNMA
Coll., 0.13s, 5/15/34	VMIG1	395,000	395,000

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf
College), Ser. 5-M2, 0.19s, 10/1/20 (Harris,
N.A. (LOC))	VMIG1	805,000	805,000

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.12s, 11/15/38	VMIG1	500,000	500,000

			2,100,000
Mississippi (1.2%)
MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. B, 0.13s, 12/1/30	VMIG1	500,000	500,000

			500,000
Missouri (3.9%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. A, 0.15s, 9/1/30	VMIG1	400,000	400,000
(BJC Hlth. Syst.), Ser. E, 0.12s, 5/15/38	VMIG1	750,000	750,000

University of Missouri Commercial Paper,
0.14s, 5/3/13	P–1	500,000	500,000

			1,650,000
Montana (1.2%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.15s, 12/1/25	VMIG1	500,000	500,000

			500,000
Nevada (1.7%)
Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.14s, 6/1/42 (Bank of New
York Mellon (LOC))	VMIG1	690,000	690,000

			690,000
New Jersey (3.7%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset
Med. Ctr.), 0.1s, 7/1/24 (TD Bank, N.A. (LOC))	VMIG1	925,000	925,000

Rutgers State U. VRDN, Ser. A, 0.14s, 5/1/18	VMIG1	635,000	635,000

			1,560,000

18	Tax Exempt Money Market Fund

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York (2.7%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.14s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	$185,000	$185,000
(Cherry Ridge Assisted Living), 0.14s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	190,000	190,000

NY State Dorm. Auth. VRDN (Columbia U.),
Ser. A, 0.15s, 9/1/39	VMIG1	750,000	750,000

			1,125,000
North Carolina (6.5%)
NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest
U.), Ser. B, 0.1s, 1/1/18	VMIG1	695,000	695,000

North Carolina Cap. Fac. Fin. Agcy. Commercial
Paper (Duke U.), Ser. A1&2, 0.11s, 4/9/13	P–1	750,000	750,000

U. of NC VRDN, Ser. C, 0.1s, 12/1/25	VMIG1	770,000	770,000

Wake Cnty., VRDN, Ser. A, 0.13s, 3/1/26	VMIG1	500,000	500,000

			2,715,000
Ohio (5.8%)
Columbus, Swr. VRDN, Ser. B, 0.1s, 6/1/32	VMIG1	910,000	910,000

OH State VRDN Infrastructure Impt., Ser. A,
0.12s, 2/1/23	VMIG1	500,000	500,000

OH State Higher Edl. Fac. Comm. VRDN
(Cleveland Clinic Foundation), Ser. B-4,
0.14s, 1/1/43	VMIG1	585,000	585,000

OH State U. VRDN, Ser. B, 0.1s, 6/1/35	VMIG1	270,000	270,000

Warren Cnty., Hlth. Care Fac. VRDN (Otterbein
Homes), 0.12s, 7/1/31 (U.S. Bank, N.A. (LOC))	A–1+	140,000	140,000

			2,405,000
Pennsylvania (2.5%)
Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.1s, 1/1/26 (TD Bank, N.A. (LOC))	VMIG1	850,000	850,000

Union City, Higher Edl. Fac. Fin. Auth. VRDN
(Bucknell U.), Ser. B, 0.11s, 4/1/22	VMIG1	175,000	175,000

			1,025,000
Rhode Island (1.8%)
RI State Hlth & Edl. Bldg. Corp. VRDN (Brown U.)
Ser. B, 0.11s, 9/1/43	VMIG1	250,000	250,000
Ser. A, 0.1s, 5/1/35	VMIG1	500,000	500,000

			750,000
Tennessee (1.9%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN
(Catholic Hlth. Initiatives), Ser. C, 0.13s, 5/1/39	VMIG1	800,000	800,000

			800,000
Texas (11.2%)
Board of Regents of Texas Tech University Rev.
Fin. Syst. Commercial Paper, Ser. A, 0.11s, 5/1/13	P–1	750,000	750,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.14s, 12/1/24	A–1+	600,000	600,000

Harris Cnty., Hlth. Fac. Dev. Corp. VRDN (Texas
Childrens), Ser. B-1, 0.12s, 10/1/29	VMIG1	905,000	905,000

Southwest, Higher Ed. Auth. VRDN (Southern
Methodist U.), 0.09s, 7/1/15	VMIG1	200,000	200,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.17s, 11/15/33	VMIG1	585,000	585,000

Tax Exempt Money Market Fund	19

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.12s, 12/1/36 (Sumitomo Trust &
Banking Co. (LOC))	VMIG1	$895,000	$895,000

University of Texas System Board of Regents
Rev. Fin. Syst. Commercial Paper, Ser. A,
0.11s, 5/1/13	P–1	750,000	750,000

			4,685,000
Utah (1.4%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.14s, 5/15/36	Aa1	100,000	100,000

Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs.,
Inc.), Ser. C, 0.14s, 5/15/36	Aa1	500,000	500,000

			600,000
Virginia (6.7%)
Cap. Beltway Funding Corp. VRDN
(495 Hot Lanes), Ser. C, 0.1s, 12/31/47
(National Australia Bank (LOC))	VMIG1	500,000	500,000

James Cnty., Indl. Dev. Auth. VRDN (Multi
Fam. — Chambrel), FNMA Coll., 0.1s, 11/15/32	A–1+	805,000	805,000

Loudoun Cnty., Indl. Dev. Auth. VRDN (Howard
Hughes Med.), Ser. F, 0.12s, 2/15/38	VMIG1	750,000	750,000

Regents of University of Virginia Commercial
Paper, Ser. 03-A, 0.13s, 7/8/13	P–1	750,000	750,000

			2,805,000
Washington (2.4%)
WA State Hsg. Fin. Comm. Non Profit VRDN (St.
Vincent De Paul), Ser. A, 0.12s, 2/1/31 (Wells
Fargo Bank N.A. (LOC))	A–1+	1,020,000	1,020,000

			1,020,000
West Virginia (0.5%)
WV State Econ. Dev. Auth. Poll Control VRDN
(OH Pwr. Co. — Kammer), Ser. B, 0.11s, 7/1/14
(Bank of Nova Scotia (LOC))	P–1	200,000	200,000

			200,000
Wisconsin (2.4%)
WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.11s, 8/15/33 (U.S.
Bank, N.A. (LOC))	VMIG1	1,000,000	1,000,000

			1,000,000

TOTAL INVESTMENTS

Total investments (cost $41,375,000)			$41,375,000

20	Tax Exempt Money Market Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $41,817,495.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	27.9%
Financial	27.8
Health care	16.8
Housing	10.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$41,375,000	$—

Totals by level	$—	$41,375,000	$—

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund	21

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$41,375,000

Cash	495,784

Interest and other receivables	23,248

Receivable for shares of the fund sold	20,503

Receivable from Manager (Note 2)	6,287

Total assets	41,920,822

LIABILITIES

Payable for shares of the fund repurchased	16,378

Payable for custodian fees (Note 2)	1,606

Payable for investor servicing fees (Note 2)	3,160

Payable for Trustee compensation and expenses (Note 2)	52,623

Payable for administrative services (Note 2)	158

Payable for auditing and tax fees	21,305

Payable for reports to shareholders	7,016

Distributions payable to shareholders	110

Other accrued expenses	971

Total liabilities	103,327

Net assets	$41,817,495

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$41,832,790

Accumulated net investment loss (Note 1)	(37)

Accumulated net realized loss on investments (Note 1)	(15,258)

Total — Representing net assets applicable to capital shares outstanding	$41,817,495

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($41,817,495 divided by 41,837,768 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

22	Tax Exempt Money Market Fund

Statement of operations Six months ended 3/31/13 (Unaudited)

INTEREST INCOME	$29,608

EXPENSES

Compensation of Manager (Note 2)	65,318

Investor servicing fees (Note 2)	10,050

Custodian fees (Note 2)	3,436

Trustee compensation and expenses (Note 2)	2,494

Administrative services (Note 2)	765

Reports to shareholders	12,201

Registration fees	12,453

Auditing and tax fees	20,770

Other	4,541

Fees waived and reimbursed by Manager (Note 2)	(104,488)

Total expenses	27,540

Expense reduction (Note 2)	(179)

Net expenses	27,361

Net investment income	2,247

Net increase in net assets resulting from operations	$2,247

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund	23

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income	$2,247	$5,242

Net increase in net assets resulting from operations	2,247	5,242

Distributions to shareholders (Note 1):
From tax-exempt net investment income	(2,242)	(5,172)

Decrease from capital share transactions (Note 4)	(4,947,024)	(6,106,916)

Total decrease in net assets	(4,947,019)	(6,106,846)

NET ASSETS

Beginning of period	46,764,514	52,871,360

End of period (including accumulated net investment loss
of $37 and $42, respectively)	$41,817,495	$46,764,514

* Unaudited

The accompanying notes are an integral part of these financial statements.

24	Tax Exempt Money Market Fund

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Tax Exempt Money Market Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class A
March 31, 2013 **	$1.00	— [e]	—	— [e]	— [e]	— [e]	$1.00	— *	$41,817	.06 *[d]	.01 *[d]
September 30, 2012	1.00	.0001	—	.0001	(.0001)	(.0001)	1.00	.01	46,765	.13 [d]	.01 [d]
September 30, 2011	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	1.00	.01	52,871	.21 [d]	.01 [d]
September 30, 2010	1.00	.0005	—	.0005	(.0005)	(.0005)	1.00	.05	52,968	.22 [d]	.05 [d]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [d]	.37 [d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322.56		2.09

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2013	0.03%

September 30, 2012	0.03

September 30, 2011	0.02

September 30, 2010	0.03

September 30, 2009	0.25

September 30, 2008	0.25

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2013	0.20%

September 30, 2012	0.42

September 30, 2011	0.34

September 30, 2010	0.38

September 30, 2009	0.09

e Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

26	Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	27

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a rate of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in

28	Tax Exempt Money Market Fund

the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2012, the fund had a capital loss carryover of $15,258 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,340	N/A	$1,340	September 30, 2013

13,918	N/A	13,918	September 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $11,989 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $92,499 as a result of this waiver from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Tax Exempt Money Market Fund	29

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $179 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $35, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $15,725,000 and $21,065,000, respectively.

30	Tax Exempt Money Market Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/13	Year ended 9/30/12

Class A

Shares sold	11,607,391	32,209,132

Shares issued in connection with
reinvestment of distributions	2,018	4,603

	11,609,409	32,213,735

Shares repurchased	(16,556,433)	(38,320,651)

Net decrease	(4,947,024)	(6,106,916)

At the close of the reporting period, a Trustee of the Fund owned 7.48% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncement

In January 2013, ASU No. 2013-01 “Clarifying the Scope of Disclosures About Offsetting Assets and Liabilities” replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the fund’s financial statements.

Tax Exempt Money Market Fund	31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32	Tax Exempt Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA057
280806 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013